                                                                   EXHIBIT 99.3

Pro Forma Financial Information of Regions Financial Corporation



                        PRO FORMA FINANCIAL INFORMATION

              PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION
                                  (UNAUDITED)

     The following unaudited pro forma combined condensed statement of condition as of March 31, 1998, gives effect to the combination of First Commercial Corporation with Regions Financial Corporation, assuming such transaction is accounted for as a pooling of interest, as if such transaction had been consummated on March 31, 1998.

     The following unaudited pro forma combined condensed statements of income for the three months ended March 31, 1998 and the years ended December 31, 1997, 1996, and 1995, give effect to the combination of First Commercial with Regions assuming such transaction is accounted for as a pooling of interest, as if such transaction had been consummated on January 1, 1995.

     The effect of an anticipated restructuring charge estimated for purposes of the pro forma financial statements at $63 million net of taxes to be taken by Regions in connection with this transaction has been reflected in the pro forma combined condensed statement of condition; however, since the anticipated restructuring charge is nonrecurring, it has not been reflected in the pro forma combined condensed statements of income.

     The unaudited pro forma combined condensed financial statements are presented for information purposes only and are not necessarily indicative of the combined financial position or results of operations which would actually have occurred if the transaction had been consummated at the date and for the periods indicated or which may be obtained in the future.

                                                                              ADJUSTMENTS      REGIONS AND
                                                                   FIRST       INCREASE      FIRST COMMERCIAL
                                                     REGIONS     COMMERCIAL   (DECREASE)    PRO FORMA COMBINED
                                                   -----------   ----------   -----------   ------------------
                                                                         (IN THOUSANDS)
ASSETS
Cash and due from banks..........................  $   879,877   $  447,245                    $ 1,327,122
Interest-bearing deposits in other banks.........       75,347                                      75,347
Investment securities............................    2,652,718      338,877                      2,991,595
Securities available for sale....................    2,379,360    1,413,171                      3,792,531
Trading account assets...........................       24,213          516                         24,729
Mortgage loans held for sale.....................      427,088                                     427,088
Federal funds sold and securities purchased under
  agreements to resell...........................      180,796      237,220                        418,016
Loans, net of unearned income....................   18,045,378    4,643,100                     22,688,478
Allowance for loan losses........................     (221,998)     (86,879)                      (308,877)
Premises and equipment, net......................      351,229      136,015                        487,244
Other real estate................................       15,034        6,917                         21,951
Excess purchase price............................      209,154       79,988                        289,142
Due from customers on acceptances................      141,948                                     141,948
Other assets.....................................      468,921      165,919     $22,000 (a)        656,840
                                                   -----------   ----------     -------        -----------
         TOTAL ASSETS............................  $25,629,065   $7,382,089     $22,000        $33,033,154
                                                   ===========   ==========     =======        ===========
LIABILITIES
Non-interest bearing deposits....................  $ 2,657,245   $1,110,616                    $ 3,767,861
Interest-bearing deposits........................   17,632,030    5,218,955                     22,850,985
Federal funds purchased and securities sold under
  agreements to repurchase.......................    1,454,417                                   1,454,417
Other borrowed funds.............................    1,352,595      335,601                      1,688,196
Bank acceptances outstanding.....................      141,948                                     141,948
Other liabilities................................      259,103       80,988     $85,000 (a)        425,091
                                                   -----------   ----------     -------        -----------
         Total Liabilities.......................   23,497,338    6,746,160      85,000         30,238,498
STOCKHOLDERS' EQUITY
Common stock.....................................       93,624      112,839     (72,885)(b)        133,578
Surplus..........................................      681,703      330,135      72,259 (b)      1,084,097
Undivided profits................................    1,356,314      191,359     (63,000)(a)      1,484,673
Less: Treasury and unearned restricted stock.....       (8,548)        (626)        626 (b)         (8,548)
Accumulated other comprehensive income...........        8,634        2,222                         10,856
                                                   -----------   ----------     -------        -----------
         Total Stockholders' Equity..............    2,131,727      635,929     (63,000)         2,704,656
                                                   -----------   ----------     -------        -----------
         TOTAL LIABILITIES AND STOCKHOLDERS'
           EQUITY................................  $25,629,065   $7,382,089     $22,000        $33,033,154
                                                   ===========   ==========     =======        ===========

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION

     (a) To reflect the estimated restructuring and merger-related charge to be taken in connection with the First Commercial transaction. Components of the merger charge are as follows:

                                                              (IN THOUSANDS)
Employee-related............................................     $ 24,000
Occupancy and equipment.....................................       10,000
Loss on divestiture of certain mortgage servicing assets....        8,000
Conversion..................................................        7,000
Investment banker, legal, accounting, and other merger
  related fees..............................................       28,500
                                                                 --------
                                                                   77,500
Charitable trust............................................        7,500
                                                                 --------
Gross charges...............................................       85,000
Taxes.......................................................      (22,000)
                                                                 --------
                                                                 $ 63,000
                                                                 ========

     (b) To reflect the issuance of 63,926,276 shares of Regions Common Stock to effect the First Commercial transaction. The First Commercial transaction will be accounted for as a pooling of interests, therefore the effect upon stockholders' equity will be to increase Regions stockholders' equity by the total equity of First Commercial. The unaudited pro forma financial statements have been prepared assuming Regions will issue 63,926,276 shares of Regions Common Stock in exchange for all the outstanding shares of First Commercial. A reclassification from common stock to surplus results from the issuance of the shares.

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



                         REGIONS FINANCIAL CORPORATION
           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                       THREE MONTHS ENDED MARCH 31, 1998

                                                                                         REGIONS AND
                                                                         ADJUSTMENTS   FIRST COMMERCIAL
                                                              FIRST       INCREASE        PRO FORMA
                                                 REGIONS    COMMERCIAL   (DECREASE)        COMBINED
                                                 --------   ----------   -----------   ----------------
                                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Interest income................................  $485,716    $123,014                      $608,730
Interest expense...............................   240,310      52,617                       292,927
                                                 --------    --------                      --------
Net interest income............................   245,406      70,397                       315,803
Provision for loan losses......................    12,119       2,051                        14,170
Non-interest income............................    77,311      29,552                       106,863
Non-interest expense...........................   178,637      56,934                       235,571
                                                 --------    --------                      --------
Income before income taxes.....................   131,961      40,964                       172,925
Applicable income taxes........................    45,758      13,656                        59,414
                                                 --------    --------                      --------
Net income.....................................  $ 86,203    $ 27,308                      $113,511
                                                 ========    ========                      ========
Earnings per common share......................  $    .58    $    .73                      $    .53
                                                 ========    ========                      ========
Earnings per common share assuming dilution....  $    .57    $    .72                      $    .52
                                                 ========    ========                      ========
Average common shares outstanding(a)...........   149,556      37,318                       212,997
Average common shares outstanding assuming
  dilution(a)..................................   152,571      37,844                       216,905

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




                         REGIONS FINANCIAL CORPORATION
           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1997

                                                                                          REGIONS AND
                                                                          ADJUSTMENTS   FIRST COMMERCIAL
                                                               FIRST       INCREASE        PRO FORMA
                                                 REGIONS     COMMERCIAL   (DECREASE)        COMBINED
                                                ----------   ----------   -----------   ----------------
                                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Interest income...............................  $1,653,084    $497,170                     $2,150,254
Interest expense..............................     824,203     214,202                      1,038,405
                                                ----------    --------                     ----------
Net interest income...........................     828,881     282,968                      1,111,849
Provision for loan losses.....................      41,773      28,332                         70,105
Non-interest income...........................     258,553     114,802                        373,355
Non-interest expense..........................     600,341     241,302                        841,643
                                                ----------    --------                     ----------
Income before income taxes....................     445,320     128,136                        573,456
Applicable income taxes.......................     145,628      43,502                        189,130
                                                ----------    --------                     ----------
Income before extraordinary item..............  $  299,692    $ 84,634                     $  384,326
                                                ==========    ========                     ==========
Income before extraordinary item per common
  share.......................................  $     2.20    $   2.26                     $     1.92
                                                ==========    ========                     ==========
Income before extraordinary item per common
  share assuming dilution.....................  $     2.15    $   2.23                     $     1.88
                                                ==========    ========                     ==========
Average common shares outstanding(a)..........     136,512      37,486                        200,239
Average common shares outstanding assuming
  dilution(a).................................     139,421      37,922                        203,888

                         REGIONS FINANCIAL CORPORATION
           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1996

                                                                                          REGIONS AND
                                                                          ADJUSTMENTS   FIRST COMMERCIAL
                                                               FIRST       INCREASE        PRO FORMA
                                                 REGIONS     COMMERCIAL   (DECREASE)        COMBINED
                                                ----------   ----------   -----------   ----------------
                                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Interest income...............................  $1,386,122    $456,002                     $1,842,124
Interest expense..............................     685,656     204,096                        889,752
                                                ----------    --------                     ----------
  Net interest income.........................     700,466     251,906                        952,372
Provision for loan losses.....................      29,041      13,269                         42,310
Non-interest income...........................     220,739     110,550                        331,289
Non-interest expense..........................     553,801     229,153                        782,954
                                                ----------    --------                     ----------
  Income before income taxes..................     338,363     120,034                        458,397
Applicable income taxes.......................     108,677      41,480                        150,157
                                                ----------    --------                     ----------
  Net Income..................................  $  229,686    $ 78,554                     $  308,240
                                                ==========    ========                     ==========
Earnings per common share.....................  $     1.85    $   2.20                     $     1.67
                                                ==========    ========                     ==========
Earnings per common share assuming dilution...  $     1.81    $   2.18                     $     1.64
                                                ==========    ========                     ==========
Average common shares outstanding(a)..........     124,272      35,648                        184,874
Average common shares outstanding assuming
  dilution(a).................................     126,777      36,033                        188,034

                         REGIONS FINANCIAL CORPORATION
           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1995

                                                                                          REGIONS AND
                                                                          ADJUSTMENTS   FIRST COMMERCIAL
                                                               FIRST       INCREASE        PRO FORMA
                                                 REGIONS     COMMERCIAL   (DECREASE)        COMBINED
                                                ----------   ----------   -----------   ----------------
                                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Interest income...............................  $1,259,600    $386,265                     $1,645,865
Interest expense..............................     635,336     175,991                        811,327
                                                ----------    --------                     ----------
          Net interest income.................     624,264     210,274                        834,538
Provision for loan losses.....................      30,271       4,368                         34,639
Non-interest income...........................     187,406      79,238                        266,644
Non-interest expense..........................     487,461     188,018                        675,479
                                                ----------    --------                     ----------
Income before income taxes....................     293,938      97,126                        391,064
Applicable income taxes.......................      96,109      31,892                        128,001
                                                ----------    --------                     ----------
          Net Income..........................  $  197,829    $ 65,234                     $  263,063
                                                ==========    ========                     ==========
Earnings per common share.....................  $     1.60    $   1.91                     $     1.45
                                                ==========    ========                     ==========
Earnings per common share assuming dilution...  $     1.58    $   1.89                     $     1.43
                                                ==========    ========                     ==========
Average common shares outstanding(a)..........     123,340      34,221                        181,516
Average common shares outstanding assuming
  dilution(a).................................     125,289      34,539                        184,005

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

     (a) Pro forma earnings per share are based on the historical weighted average number of shares outstanding for Regions, and the historical weighted average number of shares outstanding for First Commercial, adjusted for equivalent shares of Regions Common Stock.